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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2002

                       PROTEIN POLYMER TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                     0-19724                  33-0311631
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(State or other jurisdiction of       (Commission               (IRS Employer
 incorporation or organization)       File Number)           Identification No.)



     10655 Sorrento Valley Road, San Diego, California                  92121
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         (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (858) 558-6064
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                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5. Other Events.

        On September 9, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated by reference herein. In the release, the Registrant announces that it has received approximately $680,000 in additional capital through the exercise of warrants for the purchase of common stock. Each warrant holder who exercised received an equal number of replacement warrants having an exercise price of $0.10 per share.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.


        (a)    Financial Statements of Business Acquired.

               Not Applicable.

        (b)    Pro Forma Financial Information.

               Not Applicable.

        (c)    Exhibits.

               Exhibit 99.1 Press Release of the Registrant dated
               September 9, 2002.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Protein Polymer Technologies, Inc.,
                                 a Delaware corporation


Date: September 9, 2002          By: /s/ J. Thomas Parmeter
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                                     J. Thomas Parmeter
                                     Chairman of the Board, President and
                                     Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit No.           Description
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Exhibit 99.1          Press Release of the Registrant dated September 9, 2002